UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 3, 2022 (December 31, 2021)

 SIRIUSPOINT LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36052	98-1599372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Point Building
3 Waterloo Lane
Pembroke HM 08 Bermuda
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: +1 441 542-3300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Shares, $0.10 par value	SPNT	New York Stock Exchange
8.00% Resettable Fixed Rate Preference Shares, Series B, $0.10 par value, $25.00 liquidation preference per share	SPNT PB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 31, 2021, in connection with an internal reorganization, Third Point Re (USA) Holdings Inc. (“Third Point Re USA”), a wholly-owned subsidiary of SiriusPoint Ltd. (the “Company”), merged (the “Merger”) with and into the Company, with the Company being the surviving entity.

As a result of the Merger, on December 31, 2021, the Company acquired the existing and outstanding $115 million aggregate principal amount of the 7.00% Senior Notes due 2025 (the “Notes”) issued by Third Point Re USA pursuant to an Indenture (the “Base Indenture”), dated as of February 13, 2015, between Third Point Re USA, as issuer, the Company (formerly known as Third Point Reinsurance Ltd.), as guarantor, and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by that certain First Supplemental Indenture (the “First Supplemental Indenture”), dated as of February 13, 2015, between Third Point Re USA, the Company and the Trustee (the Base Indenture, as supplemented by the First Supplemental Indenture, the “Indenture”), and entered into a supplemental indenture to the Indenture (the “Second Supplemental Indenture”), dated December 31, 2021, among Third Point Re USA, the Company and the Trustee, pursuant to which the Company assumed Third Point Re USA’s obligations with respect to the Notes and the Indenture.
The foregoing description of the Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the text of the Second Supplemental Indenture, which is attached as Exhibit 4.3 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
4.1
Senior Indenture, dated as of February 13, 2015 among Third Point Re (USA) Holdings Inc., as issuer, Third Point Reinsurance Ltd., as guarantor, and The Bank of New York Mellon, as Trustee (incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K filed with the SEC on February 13, 2015).

4.2
First Supplemental Indenture, dated as of February 13, 2015 among Third Point Re (USA) Holdings Inc., as issuer, Third Point Reinsurance Ltd., as guarantor and The Bank of New York Mellon, as Trustee (incorporated by reference to Exhibit 4.2 to the Company's Current Report on Form 8-K filed with the SEC on February 13, 2015).

4.3
Second Supplemental Indenture, dated as of December 31, 2021, among Third Point Re (USA) Holdings Inc., SiriusPoint Ltd. and The Bank of New York Mellon, as trustee, in regards to the 7.00% Senior Notes due 2025.

101	Pursuant to Rule 406 of Regulation S-T, the cover page information in formatted in Inline XBRL
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2022	/s/ David W. Junius
	Name:	David W. Junius
	Title:	Chief Financial Officer